SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 7, 2005

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)

     Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Reference is hereby made to the registration statement of Ashford Hospitality Trust, Inc. (the “Company”) on Form S-3 (File No. 333-114283), which became effective as of September 2, 2004 (as amended, the “Registration Statement”), pursuant to which the Company registered the sale of up to $350,000,000 in debt and equity securities for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus and the related prospectus supplement, which will be filed with the Commission pursuant to Rule 424(b)(3), with respect to the Company’s Series A Preferred Stock.

     The Company is filing this Current Report on Form 8-K to file the Consent of Independent Accountants of Ernst & Young LLP to the incorporation by reference in the prospectus supplement of the Combined Historical Summaries of Revenue and Direct Operating Expenses of Noble Properties, dated January 9, 2004, with respect to the combined historical summaries of revenue and direct operating expenses of these properties for the year ended December 31, 2002, as well as the Historical Summaries of Revenue and Direct Operating Expenses of the Residence, Sea Turtle, Sheraton Philadelphia, and SpringHill properties dated March 24, 2004, April 2, 2004, March 29, 2004, and March 24, 2004, respectively, for the year ended December 31, 2003. The Consent of Independent Accountants of Ernst & Young is set forth in Exhibit 23.1.

     The Company is filing this Current Report on Form 8-K to file the Consent of Independent Accountants of Holland Shipes Vann, P.C., to the incorporation by reference in the prospectus supplement of the Combined Historical Summaries of Revenue and Direct Operating Expenses of Hampton Inn in Evansville, Indiana, Hampton Inn in Terre Haute, Indiana, Hampton Inn in Horse Cave, Kentucky, Fairfield Inn in Evansville, Indiana, Fairfield Inn in Princeton, Indiana, Courtyard by Marriott in Bloomington, Indiana, Courtyard by Marriott in Columbus, Indiana, Courtyard by Marriott in Louisville, Kentucky, and Residence Inn in Evansville, Indiana, dated October 1, 2004, as well as the combined historical summary of revenue and direct operating expenses of Hyatt Regency Orange County, in Anaheim, California, dated November 12, 2004. The Consent of Independent Accountants of Holland Shipes Vann, P.C., is set forth in Exhibit 23.2.

     The Company is filing this Current Report on Form 8-K to file the Consent of Independent Accountants of Berdon LLP to the incorporation by reference in the prospectus supplement of the Combined Historical Summaries of Revenue and Direct Operating Expenses of Historic Inns in Annapolis, Maryland, Holiday Inn in Coral Gables, Florida, Inn on the Square in Falmouth, Massachusetts, Ramada Regency Inn in Hyannis, Massachusetts, Crowne Plaza in Key West, Florida, Sheraton in Minnetonka, Minnesota, Radisson in Rockland, Massachusetts, Gull Wing Suites in South Yarmouth, Massachusetts, Ramada Inn in Warner Robbins, Georgia, Best Western in Dallas, Texas, Radisson in Ft. Worth, Texas, Crowne Plaza in Los Angeles, California, Radisson Airport in Indianapolis, Indiana, Radisson City Center in Indianapolis, Indiana, Radisson in Milford, Massachusetts, Embassy Suites in Houston, Texas, Nassau Bay Hilton in Nassau Bay, Texas, Hilton in St. Petersburg, Florida, Embassy Suites and Admiralty Office Building in Palm Beach, Florida, Howard Johnson in Commack, New York and Howard Johnson in Westbury, New York, dated December 27, 2004. The Consent of Independent Accountants of Berdon LLP is set forth in Exhibit 23.3.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Accountants of Ernst & Young LLP
23.2	Consent of Independent Accountants of Holland Shipes Vann, P.C.
23.3	Consent of Independent Accountants of Berdon LLP

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2005

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer